Income Taxes	12 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income before income taxes is as follows:

	Years Ended March 31
	2016	2015	2014
Current:
U.S.	$220,685	$133,027	$217,673
Non-U.S.	17,722	21,019	665
Income before income taxes	$238,407	$154,046	$218,338

Our income tax provision consists of:

	Years Ended March 31
	2016	2015	2014
Current:
Federal	$78,116	$61,202	$64,163
State	8,377	4,866	9,197
Non-U.S.	5,179	9,052	2,845
Deferred:
Federal	(2,248)	150	8,356
State	(308)	410	(60)
Non-U.S.	2,254	(1,162)	580
Income tax provision	$91,370	$74,518	$85,081

The items responsible for the differences between the federal statutory rate and our effective rate are as follows:

	Years Ended March 31
	2016	2015	2014
Statutory federal income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal impact	3.2%	4.7%	4.2%
Domestic manufacturing deduction	(2.2)%	(2.9)%	(3.1)%
Nondeductible transaction costs	0.5%	3.8%	1.0%
Nondeductible goodwill impairment	—%	9.3%	—%
Other	1.8%	(1.5)%	1.9%
Income tax provision	38.3%	48.4%	39.0%

Deferred income taxes arise because of differences in the timing of the recognition of income and expense items for financial statement reporting and income tax purposes. The net effect of these temporary differences between the carrying amounts of assets and liabilities are classified in the consolidated and combined financial statements of financial position as current or noncurrent assets or liabilities based upon the classification of the related assets and liabilities or, if there is no corresponding balance on the balance sheet, the expected period for reversal. As of March 31, 2016 and 2015, the components of deferred tax assets and liabilities were as follows:

	March 31,
	2016	2015
Deferred Tax Assets:
Inventory	$17,356	$22,617
Retirement benefits	25,996	22,594
Accounts receivable	10,952	9,523
Accruals for employee benefits	9,392	8,409
Other reserves	8,373	7,841
Loss and credit carryforwards	3,143	5,072
Other	945	—
Total deferred tax assets	76,157	76,056
Valuation allowance	(3,234)	(4,650)
Total net deferred assets	72,923	71,406
Deferred tax liabilities:
Intangible assets	(184,486)	(186,737)
Property, plant and equipment	(24,394)	(24,785)
Other	—	(2,923)
Total deferred tax liabilities	(208,880)	(214,445)
Net deferred income tax liabilities	$(135,957)	$(143,039)

We believe it is more likely than not that the recorded deferred benefits will be realized through the reduction of future taxable income. Our recorded valuation allowance of $3,234 at March 31, 2016 relates to certain tax credits, net operating losses and interest carryforwards that are not expected to be realized before their expiration. The valuation allowance decreased during fiscal year 2016 primarily due to the expiration of certain capital losses and credits.

Included in the net deferred tax liability are federal, foreign and state net operating loss and credit carryovers, $2,992 of which expires in years ending from March 31, 2016 through March 31, 2036 and $151 that may be carried over indefinitely. The carryforwards presented above are net of any applicable uncertain tax positions.
We have provided for U.S. deferred income taxes in the amount of $8,492 on undistributed earnings not considered indefinitely reinvested. Additionally, we have undistributed earnings of $26,541 generated from certain foreign subsidiaries for which no deferred tax liability has been recorded, as we intend to indefinitely reinvest these earnings. These undistributed earnings may become taxable in the United States upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary. Determination of the amount of any unrecognized deferred income tax liability on the temporary difference for these indefinitely reinvested undistributed earnings is not practicable.
Income tax paid, net of refunds, totaled $93,038 in fiscal 2016.
At March 31, 2016, and 2015, unrecognized tax benefits that have not been recorded in the financial statements amounted to $36,194 and $30,768, respectively, of which $29,884 and $25,875, respectively, would affect the effective tax rate. The remaining balance is related to deferred tax items which only impact the timing of tax payments. Although the timing and outcome of audit settlements are uncertain, it is reasonably possible that a $5,388 reduction of the uncertain tax benefits will occur in the next 12 months. The settlement of these unrecognized tax benefits could result in earnings from $0 to $4,574.
We have classified uncertain tax positions as non-current income tax liabilities unless expected to be paid within one year. A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties, is as follows:

	Year ended March 31, 2016	Year ended March 31, 2015	Year ended March 31, 2014
Unrecognized Tax Benefits—beginning of period	$27,334	$23,237	$4,565
Gross increases—tax positions in prior periods	15,461	2,275	15,536
Gross decreases—tax positions in prior periods	—	(283)	—
Gross increases—current-period tax positions	2,776	2,262	3,220
Settlements	(14,210)	(52)	—
Lapse of statute of limitations	(718)	(105)	(84)
Unrecognized Tax Benefits—end of period	$30,643	$27,334	$23,237

We report income tax-related interest income within the income tax provision. Penalties and tax-related interest expense are also reported as a component of the income tax provision. As of March 31, 2016 and 2015, $3,046 and $1,662 of income tax-related interest and $2,505 and $1,772 of penalties were included in accrued income taxes, respectively. Our current tax provision included $1,443 of expense related to interest and penalties.
We entered into a Tax Matters Agreement with Orbital ATK that governs the respective rights, responsibilities and obligations of Vista Outdoor and Orbital ATK after the Spin-Off with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state, local and foreign income taxes, other tax matters and related tax returns. We have joint and several liability with Orbital ATK to the IRS for the consolidated U.S. federal income taxes of the Orbital ATK consolidated group relating to the taxable periods in which we were part of that group. However, the Tax Matters Agreement specifies the portion, if any, of this tax liability for which we bear responsibility, and Orbital ATK agrees to indemnify us against any amounts for which we are not responsible. The Tax Matters Agreement also provides special rules for allocating tax liabilities in the event that the Spin-Off is determined not to be tax-free. Though valid as between the parties, the Tax Matters Agreement is not binding on the IRS.
Prior to the Spin-Off, Orbital ATK or one of its subsidiaries files income tax returns in the U.S. federal and various U.S. state jurisdictions that included Vista Outdoor. In addition, certain of our subsidiaries file income tax returns in foreign jurisdictions. After the Spin-Off we file income tax returns in the U.S. federal, foreign and various U.S. state jurisdictions. With a few exceptions, Orbital ATK and its subsidiaries and Vista Outdoor are no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities prior to 2009. The IRS has completed the audits of Orbital ATK through fiscal year 2012 and is currently auditing Orbital ATK's tax returns for fiscal years 2013 and 2014. The IRS is also currently auditing our tax return that begins after the Spin-Off and ends on March 31, 2015. We believe appropriate provisions for all outstanding issues relating to our portion of these returns have been made for all remaining open years in all jurisdictions.